Exhibit 99.1

MindMed

Corporate Overview

July 2022

Disclaimer

This presentation (the "Presentation") has been prepared by Mind Medicine (MindMed) Inc. ("MindMed" or the "Company") solely for informational purposes. None of MindMed, its affiliates or any of their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty as to the accuracy or completeness of any information contained in this Presentation and shall have no liability for any representations (expressed or implied) contained in, or for any omissions from, this Presentation. This presentation shall not constitute an offer, nor a solicitation of an offer, of the sale or purchase of securities. This Presentation does not constitute an offering of securities of MindMed and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities.

Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of MindMed.

Any amounts are in USD unless otherwise noted. MindMed's securities have not been approved or disapproved by the SEC or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense.

Cautionary Note Regarding Forward-Looking Statements
This Presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward-looking statements can often, but not always, be identified by words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved, and similar references to future periods. Except for statements of historical fact, examples of forward-looking statements include, among others, statements pertaining to the development and commercialization of any medicine or treatment, or the efficacy of either of the foregoing, the success and timing of our development activities, the success and timing of our planned clinical trials, our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining FDA or other regulatory approvals, the likelihood of obtaining patents or the efficacy of such patents once granted, and the potential for the markets that MindMed is anticipating to access.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions as of the date of this Presentation. While we consider these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties that are difficult to predict and many of which are outside of our control, and our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to raise capital to complete its plans and fund its studies; the medical and commercial viability of the contemplated medicines and treatments being developed; our ability to raise additional capital in the future as we continue to develop our products; our history of negative cash flows; our limited operating history; incurrence of future losses; availability of additional capital; lack of revenue; compliance with laws and regulations; difficulty associated with research and development; risks associated with clinical trials or studies; heightened regulatory scrutiny; early stage product development; clinical trial risks; regulatory approval processes; novelty of the psychedelic inspired medicines industry; as well as those risk factors discussed or referred to throughout the "Risk Factors" sections of our most recently filed Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") and in other filings we make in the future with the SEC and the securities regulatory authorities in all provinces and territories of Canada, available under the Company's profile on SEDAR at www.sedar.com.

Any forward-looking statement made by us in this Presentation is based only on information currently available to us and speaks only as of the date on which it is made. MindMed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Cautionary Note Regarding Regulatory Matters
The United States federal government regulates drugs through the Controlled Substances Act. The Company works with a non-hallucinogenic synthetic derivative of the psychedelic substance ibogaine, known as "18-MC", which is a synthetic organic molecule designed around a common coronaridine chemical backbone. 18-MC is not a Schedule I substance in the United States and the Company does not foresee it becoming a Schedule I substance due to its non-hallucinogenic properties. While the Company is focused on programs using psychedelic inspired compounds and classic psychedelics, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed.]

Market and Industry Data
This Presentation by includes market and industry data that has been obtained from third party sources, including industry publications. MindMed believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, MindMed has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should be not construed as depicting the complete findings of the entire referenced report or article. MindMed does not make any representation as to the accuracy of such information.

Our Leadership Team

Decades of successful leadership, product development, commercialization in pharma and biopharma



Robert Barrow
Chief Executive Officer*

Usona Institute
OLATEC



Miri Halperin-Wernli, PhD
Executive President*

MSD
Roche
ACTELION



Cynthia Hu, JD
Chief Legal Officer & Corporate Secretary

CASI Pharmaceuticals
POWELL GOLDSTEIN LLP
KLEHR HARRISON HARVEY BRANZBURG LLP



Daniel Karlin, MD, MA
Chief Medical Officer

HealthMode
Pfizer
Tufts School of Medicine



Francois Lilienthal, MD, MBA
Chief Commercial Officer

MERCK
Johnson & Johnson
Bristol Myers Squibb



Schond L. Greenway
Chief Financial Officer

avalo THERAPEUTICS
Halozyme
BARCLAYS
Morgan Stanley

*Board Director.

Our R&D Team - Leadership

Decades of successful leadership, product development, commercialization in pharma and biopharma



Peter Mack, PhD

VP, Pharmaceutical Development

AstraZeneca

Pearl

Liquidia CORPORATION



Bridget Walton, MS

VP, Global Regulatory Affairs

sunovion

NOVARTIS



Robert Silva, PhD

VP, Head of Development

ZOGENIX
Now a part of UCB

IPSEN
Innovation for patient care

sunovion

Schering-Plough



Carole Abel, MBA

VP, Programs and Portfolio Office (PPO)

ACTELION
A JANSSEN PHARMACEUTICAL COMPANY OF Johnson & Johnson

Scientific Advisory Board



Robert Malenka, MD, PhD

Chairman of the Scientific Advisory Board, Nancy Friend Pritzker Professor in Psychiatry and Behavioral Sciences at Stanford University. Dr. Malenka is an elected member of the National Academy of Sciences and the National Academy of Medicine as well as an elected fellow of the American Academy of Arts and Sciences, the American Association for the Advancement of Science, and the American College of Neuropsychopharmacology. He has served on the National Advisory Council on Drug Abuse and as a Counselor for the Society for Neuroscience and the American College of Neuropsychopharmacology. He is known for his landmark contributions to understanding of brain plasticity mechanisms, and has extensive experience as an advisor to various pharmaceutical and biotechnology companies.



Maria A Oquendo, MD, PhD

Ruth Meltzer Professor and Chairman of Psychiatry at University of Pennsylvania, Psychiatrist-in-Chief at the Hospital of the University of Pennsylvania. Dr. Oquendo is a member of the National Academy of Medicine, one of the highest honors in medicine. She is Past President of the American Psychiatric Association (APA), the International Academy of Suicide Research and the American College of Neuropsychopharmacology (ACNP). She is President of the American Foundation for Suicide Prevention's Board of Directors, Vice President of the College of International Neuropsychopharmacology and has served on the National Institute of Mental Health's Advisory Council. Dr. Oquendo is a member of Tufts University's Board of Trustees, serves on its Executive Committee and chairs Tufts' Academic Affairs Committee.



Maurizio Fava, MD

Psychiatrist-in-Chief of the Massachusetts General Hospital (MGH), director, Division of Clinical Research of the MGH Research Institute, executive director of the Clinical Trials Network and Institute, (MGH), associate dean for clinical and translational research and the Slater Family Professor of Psychiatry at Harvard Medical School. Dr. Fava is a world leader in the field of depression. He has edited eight books and authored or co-authored more than 800 original articles published in medical journals with international circulation, articles which have been cited more than 80,000 times in the literature and with an h index of over 140. Dr. Fava is a world leader in the field of depression. He has edited eight books and authored or co-authored more than 800 original articles published in medical journals with international circulation, articles which have been cited more than 80,000 times in the literature and with an h index of over 140.



Robert H Dworkin, PhD

Professor of Anesthesiology and Perioperative Medicine, Neurology, and Psychiatry, and Professor in the Center for Health + Technology, at the University of Rochester School of Medicine and Dentistry. Dr. Dworkin has spent over 35 years conducting clinical research on pain. He is also Director of the Analgesic, Anesthetic, and Addiction Clinical Trial Translations, Innovations, Opportunities, and Networks (ACTTION) public-private partnership with the U.S. Food and Drug Administration (FDA). Dr. Dworkin received the American Pain Society's Wilbert E. Fordyce Clinical Investigator Award in 2005 and John and Emma Bonica Public Service Award in 2014, the American Academy of Neurology's Mitchell B. Max Award for Neuropathic Pain in 2015, and the International Association for the Study of Pain's John D. Loeser Award in 2020.



Peter Bergethon, MD

VP and Head of Quantitative & Clinical Technologies, Biogen, Inc., where he leads the effort to transform clinical trials and humanize drug discovery by encouraging the transition of clinical trial measures from a qualitative to a quantitative discipline. The Quantitative Medicine transformation has advanced Biogen's leadership in neuroscience therapeutics and personalized medicine. Dr. Bergethon came to Biogen in 2017 from Pfizer Worldwide Research and Development where he was Vice President and Head of the Pfizer Innovation Research Lab within the Early Clinical Development group. Before joining the biopharmaceutical industry in 2012, Dr. Bergethon spent 30 years in academic medicine as a Professor at Boston University and Tufts University in the Departments of Biochemistry, Neurology, Neurobiology & Anatomy, and Biomedical Engineering.

Business Highlights

Our mission is to deliver on the therapeutic potential of psychedelics and other novel targets to treat brain health disorders

- **Leader in developing psychedelic** product candidates to treat brain health disorders
- **Diversified pipeline** of clinical programs targeting significant unmet medical needs
- **IP and R&D strategies** to maximize market exclusivity and protection
- **Leveraging decades of research** on clinical and preclinical potential of product candidates
- **Industry-leading expertise** in drug and digital medicine development and commercialization
- **Fully funded** through key clinical readouts and into 2024

There is an Urgent Need for Better Treatments

Substantial opportunities exist to advance novel treatments for a wide range of brain health disorders



1 in 5 U.S. Adults is Diagnosed with a Mental Health Disorder[1]

ANXIETY	21%	1-year prevalence of anxiety disorders in the US
PAIN	50M	US adults live with chronic pain[3]
OUD	68,630	US deaths from opioid overdose in 2020[4]
ASD	$461B	economic cost of ASD in the US predicted by 2025[5]

1. NIMH 2020; Mental Illness.
2. Bandelow 2015; Dialogues Clin. Neurosci; 17(3).
3. Zelaya 2019; NCHS Data Brief. 2020; (390).
4. NIDA 2022; Overdose Death Rates.
5. Leigh & Du 2015; J. Autism Dev. Disord.; 45(12).

Advancing Multiple Generations of Drug Candidates

Our strategy is to deliver on well-characterized psychedelic candidates and next generation candidates with enhanced drug profiles

	CONCEPT	MINDMED PRODUCT CANDIDATES	PIPELINE EXPANSION OPPORTUNITIES
CLASSIC PSYCHEDELICS	• Clinical evidence of efficacy[1] • Well-characterized pharmacology • Accelerated development potential	 **MM-120** *LSD D-tartrate*	• Expanded clinical indications • Psychedelics with distinct PK/PD  DMT  Mescaline Universitätsspital Basel
2ND GENERATION / OPTIMIZED	• Enhanced pharmacology • Overcome safety liabilities • Increased IP potential	 **MM-402** *R(-)-MDMA*	• Advanced drug delivery • Novel treatment models • Novel treatment regimen
3RD GENERATION / NCES	• Analogues of classic psychedelics • Require full development program • Strongest IP potential	 **MM-110** *zolunicant HCl*	• Novel tryptamines • Novel phenethylamines • Non-hallucinogenic analogues

1. Gasser 2014; J. Nerv. Ment. Dis.; 202(7).

IP: intellectual property; DMT: N,N-dimethyltryptamine; MDMA: 3,4-methylenedioxymethamphetamine; NCE: new chemical entity; PD: pharmacodynamics; PK: pharmacokinetics

Research & Development Pipeline

Our pipeline diversification offers potential opportunities across therapeutic areas and mechanisms of action

PRODUCT CANDIDATE	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	REGISTRATION
PSYCHIATRY						
MM-120 *(LSD D-tartrate)*	Generalized Anxiety Disorder					
	ADHD					
MM-402 *(R(-)-MDMA)*	Autism Spectrum Disorder					
SUBSTANCE USE DISORDERS						
MM-110 *(zolunicant HCl)*	Opioid Withdrawal					
PAIN						
MM-120 *(LSD D-tartrate)*	Chronic Pain					
DISCOVERY & EARLY DEVELOPMENT						
MM-823 *(noribogaine BTLS)*	Substance Use Disorders					
Novel tryptamines	undisclosed					
Novel phenethylamines	undisclosed					
Advanced drug delivery	undisclosed					

ADHD: Attention-Deficit/Hyperactivity Disorder; BTLS: brain-targeted liposome system; LSD: lysergic acid diethylamide; MDMA: 3,4-methylenedioxymethamphetamine

Advancing the Field with Strong IP & Strategic Competitive Moats

MindMed protects innovation and market potential through intellectual property-oriented R&D strategies



Opportunities for Innovation & Strong IP
Market Protection Strategies
IP-Driven R&D Direction
Proactive Lifecycle Management

Strategic Life Cycle Management & Late-Stage IP Development Can Significantly Extend Market Protection



FDA-granted NCE exclusivity
Average new drug exclusivity
Extended market protection with superior LCM*
Market exclusivity based on late-development IP*
5
10
15
20
YEARS OF MARKET PROTECTION

*For illustrative purposes only

R&D: Research & Development; LCM: Life Cycle Management

MM-120

LSD D-tartrate

Key Milestones

GAD First Patient Dosing
Q2-Q3 2022 | Phase 2b

Chronic Pain Study Initiation
Q4 2022 | Phase 2 ESOE

ESOE: early sign of efficacy

MM-120 | Lead Candidate with Evidence Across Multiple Therapeutic Areas

Extensive evidence of clinical benefit and mechanistic rationale in psychiatry, pain and substance use disorders [1]



PSYCHIATRY

Rapid & sustained
benefit after acute dosing [1]

3x Effect Size
compared to available affective disorder therapies [2]

PAIN

Novel MOA
that targets neurobiology of chronic pain

2nd Generation
delivery opportunity to enhance access and scalability

SAFETY & PHARMACOLOGY

10,000+
patients treated in clinical trials [1]

Well characterized
tolerability, pharmacokinetics and pharmacodynamics

Gasser 2014; J. Nerv. Ment. Dis.; 202(7).
Fuentes 2020; Front Psychiatry; 10:943.
MOA: mechanism of action

MM-120 | Emerging Treatment Paradigm for Brain Health Disorders

MM-120 is a potent serotonin agonist with potential applications to a broad range of brain health disorders



Global Brain Connectivity
Placebo
Psychedelic drug
Entropic brain activity
Placebo (Low Entropy)
Psychedelic drug (High Entropy)
Increased single neuron excitability
Layer V pyramidal neuron
Psychedelic drug delivered
5 mV
2 min
2.0
1.5
1.0
0.5
0.0
Enrichment of 5-HT2A Expression

Source: Nutt 2020. Cell; 181(1).

MM-120 | Legacy of LSD Clinical Research in Psychiatric Disorders

Building on decades of clinical research on LSD in anxiety and depression

STUDIES	INDICATION(S)	SAMPLE SIZE	KEY FINDINGS
21 STUDIES PRIOR TO 1974[1]	Anxiety, depression & 'neuroses'	512 patients	Up to 95% reduction in symptoms
GASSER 2014[2]	Anxiety in terminal illness	12 patients	Effect size of 1.1 with durable reduction in anxiety at 1 year
LSD-ASSIST[3]	Anxiety	42 patients	Rapid and durable reduction in symptoms post-treatment. Clinical response in 65% of LSD patients vs. 9% in placebo



1. Rucker 2016. J. Psychopharmacol; 30(12).
2. Gasser 2014. J. Nerv. Ment. Dis.; 202(7).
3. Liechti 2022. LSD-Assist

MM-120 | Evidence in Anxiety Disorders

Results from UHB's LSD-Assist study support MindMed's clinical development of MM-120 for GAD

Rapid, durable and significant anxiolytic effects

- Reduction in anxiety and depression symptoms; durable at 16 weeks post-treatment vs. placebo ($p<0.007$)
- Clinical response (≥30% reduction) observed in 65% of LSD group vs 9% of placebo group ($p<0.003$)
- Positive correlation between acute positive effects or mystical experiences and clinical outcomes
- Well-tolerated at 200 μg: no instances of suicidal ideation with intent, suicidal behavior or intentional self-injury
- 1 serious adverse event (acute transient anxiety and delusions) and no adverse events attributed to treatment



Reduction in Anxiety Symptoms (STAI-G)
** p < 0.01
*** p < 0.001
20
10
0
-10
-20
-30
ΔSTAI-G
Placebo (n=22)
LSD (n=20)
0
(2)
5
(8)
10
16
24
Time (Weeks)

Source: [1]

1. Liechti 2022. LSD-Assist

STAI-G: State-Trait Anxiety Inventory

MM-120 | Phase 2b Generalized Anxiety Disorder (GAD)

Study design seeks to demonstrate dose-responsive effects and identify optimal dose for pivotal clinical trials

PSYCHIATRY | **MM-120** *(LSD D-tartrate)* | Indication: GAD | **PHASE 2B**



200 participants total (n=40/arm)
Week
-5 to -1
1
2
4
8
12
Prep
Dose
Follow-Up
MM-120 200 μg
MM-120 100 μg
MM-120 50 μg
MM-120 25 μg
Placebo
Randomize
Primary Endpoint HAM-A
Secondary Endpoints HAM-A

Study MMED008 | MM-120 for GAD

A Phase 2b Dose Optimization Study of a Single Dose of MM-120 in Generalized Anxiety Disorder

KEY ENTRY CRITERIA

- Men and Women
- Ages 18-74
- Diagnosis of GAD
- HAM-A ≥ 20

ADDITIONAL ENDPOINTS

- MADRS
- CGI-S / I
- PGI-S / C
- SDS
- EQ-5D-5L
- PSQI
- ASEX

Source: MindMed internal study documents

μg: microgram; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Asberg Depression Rating Scale; CGI-S: Clinical Global Impression - Severity; PGI-S: Patient Global Impression - Severity; SDS: Sheehan Disability Scale; EQ-5D-5L: EuroQol-5 Dimension; PSQI: Pittsburgh Sleep Quality Index; ASEX: Arizona Sexual Experiences Scale

MM-120 | Phase 2a Attention Deficit Disorder (ADHD)

Proof of concept study design seeks to explore potential clinical response in ADHD

PSYCHIATRY | **MM-120** *(LSD D-tartrate)* | Indication: ADHD | PHASE 2A


52 participants total (n=26/arm)
Week
-4 to -1
1
2
4
6
10
Prep
Dosing
Follow-Up
MM-120 20 µg q3d
Placebo q3d
Randomize
Primary Endpoint AISRS
Secondary Endpoint AISRS

Study MMED007 | MM-120 for ADHD

A Phase 2a Proof of Concept Study of Repeated Low Doses of MM-120 for the Treatment of ADHD in Adults

KEY ENTRY CRITERIA

- Men and Women
- Ages 18-65
- Diagnosis of ADHD
- AISRS ≥ 26
- CGI-S ≥ 4

ADDITIONAL ENDPOINTS

- AISRS @ 1 week
- CGI-S
- ASRS
- CAARS
- Sleep Diary

Source: MindMed internal study documents

AISRS: Adult ADHD Investigator Symptom Rating Scale; ASRS: Adult ADHD Self-Report Scale; CAAR: Conners' Adult ADHD Rating Scales; CGI-S: Clinical Global Impression - Severity

MM-120 | Novel Applications in Chronic Pain

Preclinical and early clinical evidence provide support for unique mechanism of action and potential clinical activity

SELECT STUDIES	INDICATION(S)	SAMPLE SIZE	KEY FINDINGS
KAST 1967 [1]	Terminal cancer pain	128 patients	100 µg reduced cumulative pain scores for at least 12 hours post-treatment
FANCIULLACCI 1977 [2]	Phantom limb pain	7 patients	50 µg (qd) reduced pain in 5 of 7 patients (full analgesia in 2 of 7)
RAMAEKERS 2021 [3]	Experimental pain in healthy volunteers	24 patients	20 µg increased pain tolerance and reduced cold pressor test painfulness

Study MM-120C201 - Phase 2 ESOE in Chronic Pain

Study Design	*To be announced*
Dosing Regimen	Repeat administration
Indication	Chronic Pain
Primary Endpoint	Change in Daily Pain on 11-point Numerical Rating Scale

1. Kast 1967. Psych Quar 41, 646–657.
2. Fanciullacci 1977. The Journal of Head and Face Pain, 17: 118-119.
3. Ramaekers 2021. Journal of Psychopharmacology; 35(4).

MM-402

R(-)-MDMA

Key Milestones

PK/PD Study Initiation
Q3 2022 | Phase 1 IIT

Phase 1 Study Initiation
2023 | Phase 1

No Approved Drugs for Core Symptoms of Autism Spectrum Disorder (ASD)

Growing prevalence and impact of ASD yields an urgent need for novel therapies that target core symptoms and align with patient preferences





MM-402 Activity Aligns with Reported Needs and Desired Benefits for Individuals with ASD
41%
55%
62%
57%
Reduced Social Impairment
Reduced Communication Difficulties
Ability to Participate
Impact on Relationships
Most desired treatment benefits
% of Patients
Aspects of life most impacted by ASD
% of Patients
Source: [1]

1. FDA Patient Focused Drug Development workshop on Autism Spectrum Disorder (2017)

MM-402 | Clinical Data Support Opportunity in ASD

Pilot clinical trial results of MDMA demonstrate acute and durable positive effects on social functioning in ASD population[1]

MM-402 or R(-)-MDMA is a pharmacologically optimized enantiomer of MDMA

- Potential first in class therapy for core symptoms of ASD
- Pilot clinical data suggest MDMA could enhance social functioning
- Pharmacological profile aligns with patient-desired treatment benefits



MDMA Reduces Social Anxiety in ASD
Improvement in Social Anxiety
60%
40%
20%
Placebo
MDMA
Placebo
MDMA
1 month
6 months
Source: [1]
25

1. Danforth 2018; Psychopharmacology; 235.

MDMA: 3,4-methylenedioxymethamphetamine

MM-402 | Preclinical Data Indicate Potential Enhanced Benefit/Risk Profile

Preclinical data suggest the R-enantiomer of MDMA has enhanced prosocial effects with an improved safety profile

Translational preclinical data suggest that R(-)-MDMA may have:

- Strong prosocial effects
- Less stimulant activity compared to MDMA
- Superior safety and tolerability profile
- Potential to be administered in standard dosing regimen

Source: [1][2]

R(-)-MDMA Maintains Prosocial Effects with Reduced Stimulant Activity


Change vs. Control
200%
100%
R
R/S
S
R
R/S
S
Social Interaction
Locomotor Activity

Source: [2]

1. Pitts 2018; Psychopharmacology; 235.
2. Curry 2018; Neuropharmacology; 128.

MM-110

Zolunicant HCl

MM-110 | Novel Mechanism to Address a Critical Gap in OUD Treatment

Mechanism of action and target product profile complement standard-of-care and address a critical gap in available treatment landscape



Opioid Initiation
Opioid Use Disorder
MM-110-facilitated Supervised Withdrawal
Medication Assisted Therapies (MAT)
Dopamine regulation facilitates completion of detoxification & reduces cravings
Long-term success through successful transition to MAT & medication adherence
Start MM-110
Induction to MAT

MM-110 | Strong Preclinical Efficacy on Key Translational Outcomes

A single dose of MM-110 mitigates withdrawal symptoms and opioid self-administration in preclinical models[1,2]



Reduction in Translational Markers of Opioid Withdrawal
Withdrawal Symptom Score (Teeth Chattering)
30
25
20
15
10
5
0
Control
10
20
40
MM-110 dose (mg/kg)

Source: [1]



Reduction in Translational Markers of OUD
Percentage of Baseline
125
100
75
50
25
0
Water
Morphine
0
10
20
30
40
MM-110 dose (mg/kg)

Source: [2]

1. Rho & Glick 1998; NeuroReport; 9.
2. Maisonneuve & Glick 2003; Pharmacol Biochem Behav; 75.

MM-110 | Phase 1 Study Results - Key Takeaways

Phase 1 study results support progression of MM-110 (zolunicant) into planned upcoming Phase 2 clinical program

- **Well-tolerated** up to 500 mg per day in Single Ascending Dose (SAD) and 60 mg per day in the Multiple Ascending Dose (MAD)
- **Linear PK** maintained across the tested doses and frequencies
- **Clinical effects** align with potent CNS engagement
- **QOD regimen** aligns with preclinical evidence & offers potential to be a more effective regimen in opioid withdrawal

Collaborations & Early R&D

External Collaborations Accelerate Discovery & Development

Leveraging key partnerships and collaborations to accelerate drug discovery and de-risk clinical development

NEW CHEMICAL ENTITY DISCOVERY ENGINE	ADVANCED DRUG DELIVERY	EFFICIENT CLINICAL PROVING GROUND
DISCOVERY & LEAD OPTIMIZATION	BRAIN TARGETED LIPOSOMES (BTLS)	RAPID DATA GENERATION & CLINICAL CONCEPT TESTING
MindShift Compounds	nextage CANNABIS INNOVATION CENTER	Universitätsspital Basel

Exclusive Collaboration with Leading Researchers

MindMed's exclusive collaboration with the Liechti Lab at UHB enables efficient evidence generation to support R&D strategy

\+

Universitätsspital Basel

- LSD for Anxiety
- LSD for MDD
- LSD for Cluster Headache
- MDMA analogues
- Mescaline
- DMT

Strategic Value

- Rapid transition to clinical evidence generation
- De-risk clinical indications
- Efficient exploration of PK/PD and dose optimization

Digital Medicine

Digital Unlocks Potential Opportunities Throughout the Product Lifecycle

Generating data, insights, models, and tools from early development through market management

Preclinical Research — IND & Phases 1 - 3 — Drug Launch — Enhancement and Lifecycle Management

Clinical Development Tools



- Deep Digital Diagnoses
- Decentralized Trials
- Advanced Analytics

Companion Products



- Decision Support
- Predictive Intervention
- Patient Engagement

Post Approval Research



- Surveillance & Registries
- Remote Management
- HEOR

Combination Products



- Drug-Device Combinations
- Lifecycle Enhancement
- Efficient Phase 4 Research

HEOR: health economics and outcomes research

Digital Platform Will Add Value Through the Patient Journey

Developing a scalable delivery platform to enable adoption leveraging the existing treatment ecosystem

Pre-Treatment

- Patient education, engagement, preparation
- Deep digital diagnosis
- Support for treatment selection


Dashboard
Welcome
Hamilton Anxiety Scale (HAM-A)
Alcohol Use Disorder Identification Test
Pittsburgh Sleep Quality Index

During Treatment

- In-session monitoring
- Clinician decision support
- Predictive models linking interventions and outcomes


New Session
Pre-Session
Hardware Check
Patient Introduction
Device Setup
Session Setup

Post-Treatment

- Real world monitoring of trends
- Engagement in health maintenance
- AI models to inform psychotherapies


Self Report
Video Diary
Journal

Digital Enables Alignment of Incentives for Broad Market Access

Complementary digital medicine products and studies for improved brain health outcomes

1. Measure, diagnose & engage
2. Quality care & documentation
3. Clinical decision support
4. Patient trend prediction
5. Maximize reimbursement



Performance, Outcome, Trends
MindMed
Improved Brain Health
Sites of Care
Payers



14:55
Connect
Community Support
General Chat
Anxiety
Social Anxiety
Depression

Digital Pipeline Progression Aligns with Drug Development

Executing across product categories with strong technical development and clinical research

Stage				
TECHNOLOGY CANDIDATE	**Anxiety & Affective Disorders** Intrassession SaMD Component #3 In Development — Concept candidate			
DISCOVERY & REAL-WORLD DATA	**Anxiety & Affective Disorders** Intrassession SaMD Component #2 In Development — Concept development	**Transdiagnostic** Decision Support Platform In Development — Concept development		
MINIMUM VIABLE PRODUCT & CLINICAL DATA COLLECTION	**Anxiety Disorders** ADDAPT In Beta Study Use — Large decentralized observational study			
STUDY USE, ALGORITHM DEVELOPMENT & PRODUCT ENHANCEMENT	**Chronic Pain** Measurement & Reporting System In Development — Next generation system	**Acute and Chronic Pain** Reporting System In Study Use — Clinical data collection WINSANTOR	**Anxiety & Affective Disorders** MSMS - Platform & SaMD #1 In Study Use — Clinical data collection	**Transdiagnostic** QPEPS In Study Use — Clinical data collection
VALIDATION & FDA CLEARANCE				
COMMERCIAL LAUNCH				

- QPEPS: Quantifying the Processes and Events of Psychotherapy at Scale
- ADDAPT: Anxiety Digital Diagnoses for Precision psychiatry
- MSMS: MindMed Session Monitoring System

Corporate Information

NASDAQ: MNMD // NEO: MMED

First Publicly Listed Company Developing Psychedelic Product Candidates

SHARE OWNERSHIP AS OF MARCH 31, 2022		
EXECUTIVE TEAM/DIRECTORS/INSIDERS	44,796,490	9.2%
NON-INSIDER SHARES	377,108,827	76.8%
EQUITY INCENTIVE PLAN (ISSUED)	46,269,703	9.4%
OUTSTANDING WARRANTS	22,539,931	4.6%
TOTAL (FULLY DILUTED)	490,714,951	100%

Nasdaq — Market Capitalization: USD $470 million | March 31, 2022 ($1.11 per share)

NEO — Market Capitalization: C$584 million | March 31, 2022 (C$1.38 per share)

$205 million

Raised since inception *including warrants*

$120.5 million

Cash position *as of March 31, 2022*

MindMed